SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C.  20549
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                                FORM 8-K

                              CURRENT REPORT

                 PURSUANT TO SECTION 13 OR 15(d) OF THE
                     SECURITIES EXCHANGE ACT OF 1934

   Date of Report (Date of earliest event reported):  October 14, 1996

                        CARSON PIRIE SCOTT & CO.
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         (Exact name of registrant as specified in its charter)

                                Illinois
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            (State or other jurisdiction of incorporation)

        0-22682                                      37-0175980
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Commission File Number                   (IRS Employer Identification No.)

331 West Wisconsin Avenue, Milwaukee, Wisconsin          53203
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(Address of principal executive offices)                (Zip Code)

                              (414) 347-4141
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                       Registrant's Telephone Number
























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Item 5.  Other Events.

     On October 14, 1996, the United States District Court for the Eastern District of Wisconsin affirmed in all respects the July 28, 1995 Bankruptcy Court decision granting Carson Pirie Scott & Co.'s motion for summary judgment in the amount of $37,565,000, plus costs against Bank One, Milwaukee, N.A. in the case of P.A. BERGNER & CO. V. BANK ONE, MILWAUKEE, NA (CASE NO. 95-C-1087). The District Court's ruling remains subject to further appeals. Also, Bank One Milwaukee has asserted that Carson's recovery is subject to 33% reduction in accordance with the distribution Bank One Milwaukee would receive as an unsecured creditor under Carson's chapter 11 plan of reorganization that was confirmed and consummated in 1993.






                             SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                Dated October 17, 1996.

                                CARSON PIRIE SCOTT & CO.

                                By:   /s/ Michael R. MacDonald
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                                      Michael R. MacDonald
                                      President and Chief Operating Officer



























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